Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act

I, Bryan McKigney, Chief Executive Officer of Advantage Advisers Multi-Sector Fund I (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 2, 2009	/s/ Bryan McKigney
Bryan McKigney, Chief Executive Officer
(principal executive officer)

I, Vineet Bhalla, Principal Financial Officer of Advantage Advisers Multi-Sector Fund I (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 2, 2009	/s/ Vineet Bhalla
Vineet Bhalla, Principal Financial Officer
(principal financial officer)